---------------------------
                                                     The latest report from your
                                                       Fund's management team
                                                     ---------------------------

                                  ANNUAL REPORT
--------------------------------------------------------------------------------

                                    [GRAPHIC]

                                    Strategic
                                   Income Fund

                                  MAY 31, 2000

                [LOGO] JOHN HANCOCK FUNDS
                       A Global Investment Management Firm

================================================================================

                                    TRUSTEES
                              DENNIS S. ARONOWITZ*
                                STEPHEN L. BROWN
                             RICHARD P. CHAPMAN, JR.
                              WILLIAM J. COSGROVE*
                                LELAND O. ERDAHL
                               RICHARD A. FARRELL
                                 MAUREEN R. FORD
                                 GAIL D. FOSLER
                                WILLIAM F. GLAVIN
                                DR. JOHN A. MOORE
                              PATTI MCGILL PETERSON
                                 JOHN W. PRATT*
                               RICHARD S. SCIPIONE
                         *Members of the Audit Committee

                                    OFFICERS
                                STEPHEN L. BROWN
                                    Chairman
                                 MAUREEN R. FORD
                          Vice Chairman, President and
                             Chief Executive Officer
                                 OSBERT M. HOOD
                          Executive Vice President and
                             Chief Financial Officer
                                WILLIAM L. BRAMAN
                          Executive Vice President and
                            Chief Investment Officer
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                                THOMAS H. CONNORS
                      Vice President and Compliance Officer

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                           BOSTON, MASSACHUSETTS 02116

                                 TRANSFER AGENT
                      JOHN HANCOCK SIGNATURE SERVICES, INC.
                         1 JOHN HANCOCK WAY, SUITE 1000
                        BOSTON, MASSACHUSETTS 02217-1000

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                  LEGAL COUNSEL
                                HALE AND DORR LLP
                                 60 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-1803

                             INDEPENDENT ACCOUNTANTS
                           PRICEWATERHOUSECOOPERS LLP
                               160 FEDERAL STREET
                           BOSTON, MASSACHUSETTS 02110

================================== CEO CORNER ==================================

DEAR FELLOW SHAREHOLDERS:

Over the last 12 months, New Economy technology stocks dominated the business-news headlines and the stock market's performance. Red-hot tech stocks pushed the NASDAQ Composite Index to the stratosphere, as investors single-mindedly pursued anything technology related. But after setting a new high on March 10 amid significantly heightened volatility, the tables started to turn rapidly. Concerns about Microsoft's antitrust ruling and out-of-sight valuation levels finally triggered waves of selling that sent the index down 32% from its March high by the end of May.

--------------------------------------------------------------------------------
[A 1" x 1" photo of Maureen R. Ford, Vice Chairman, President and Chief Executive Officer, flush right next to second paragraph.]
--------------------------------------------------------------------------------

In this same period, fixed-income-type securities, including bonds and preferred stocks, struggled as interest rates rose on fears that the roaring U.S. economy and the rebound of many others around the world would spark an inflation outbreak.

While the battle between old and new rages on, a couple of things are clear:
More than ever, diversification and a long-term investment perspective are two of an investor's best allies. Since not all parts of your portfolio will perform equally well all the time, we believe it is important to allocate your assets among different types of investments and funds that target a variety of stock- and bond-market segments. This strategy, executed under the guidance of a seasoned investment professional, could provide you with a better chance of both realizing longer-term results and weathering the market's changing conditions.

Sincerely,

/s/ Maureen R. Ford
-------------------
MAUREEN R. FORD, VICE CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER

================================================================================

               BY FREDERICK CAVANAUGH, MANAGEMENT TEAM LEADER, AND
      ARTHUR N. CALAVRITINOS, CFA, JANET L. CLAY, CFA, AND DANIEL S. JANIS,
                               PORTFOLIO MANAGERS

                                  John Hancock
                              Strategic Income Fund

           Rate jitters, inflation worries plague global bond markets

The ongoing strength of the U.S. and foreign economies, rising interest rates and persistent inflation worries cast a pall over global bonds throughout the past 12 months. In response to evidence that the U.S. economy was growing at a much faster than anticipated clip, the Federal Reserve Board raised interest rates six times by a total of 1.75% to stave off inflation pressures. Bond investors dislike even the hint of inflation because it erodes the returns of fixed-income investments.

   As interest rates moved higher, short-term Treasury yields rose steadily but longer-term bond yields fell as the Treasury scaled back its auctions and announced plans to repurchase $30 billion of its outstanding higher-yielding Treasury bonds to cut financing costs. This caused the Treasury yield curve to "invert" for the first time since 1990. Investors usually demand higher yields on longer-term bonds than on shorter-term ones. But because of the reduced supply of long-term securities, the yield on the 30-year bond fell to 6.01% on May 31, 2000, while the yield on the 10-year Treasury note was 6.27%.

   European government bonds performed slightly better than their U.S. counterparts, although improving economic conditions and rising interest rates on that continent muted their returns. Practically the year's only bright spot was the comeback of emerging-market bonds.

"...the Federal Reserve Board raised interest rates six times..."

--------------------------------------------------------------------------------
[A 3" x 2" photo at bottom right side of page of John Hancock Strategic Income Fund. Caption below reads "Portfolio management team members (l-r): Janet Clay, Dan Janis, Arthur Calavritinos and Fred Cavanaugh."]
--------------------------------------------------------------------------------

================================================================================

                   John Hancock Funds - Strategic Income Fund

"...move toward a more defensive stance during the second half of the period."

--------------------------------------------------------------------------------
[Table at top left hand column entitled "Top Five Bond Sectors." The first listing is U.S. Treasury & Agencies 38%, the second is Telecommunications 20%, the third Media 6%, the fourth Foreign Governments 6% and the fifth Leisure 4%. A note below the table reads "As a percentage of net assets on May 31, 2000."]
--------------------------------------------------------------------------------

Beginning the year at depressed levels, emerging-market bonds posted double-digit gains, as Asian and Latin American economies rebounded, alleviating fears of a global economic meltdown.

   High-yield corporate bonds were among the global bond market's worst performers for the year. The high amounts of income they carry helped them outperform Treasuries in the first half, but their performance worsened in 2000. That's largely due to the fact that demand for high-yield bonds was weak given the general aversion to bonds in a rising interest-rate environment and competition from the red-hot stock market.

Fund performance

In a period when global bonds struggled, John Hancock Strategic Income Fund's return was modest, but still better than many of its peers. For the year ended May 31, 2000, John Hancock Strategic Income Fund's Class A, Class B and Class C shares had total returns of 1.37%, 0.65% and 0.65%, respectively, at net asset value. That compared to the -0.30% return of the average multi-sector income fund, according to Lipper, Inc.1 Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for longer-term performance information.

More defensive stance

Much of the Fund's outperformance can be attributed to our move toward a more defensive stance during the second half of the period. We increased our stake in U.S. Treasury securities by reducing our holdings in both high-yield corporate and foreign-government bonds. As of May31, 2000, our holdings in Treasuries made up 36% of net assets, up from 30% just six months earlier. Foreign government bond holdings fell to 6% of investments, from 10% six months earlier. In that category, we locked in the gains generated by our holdings in government bonds issued by the United Kingdom, which had performed relatively well given the slowing economy in that country. High-yield securities made up 31% of the Fund's assets at the end of the period, down from 36% at the end of November 1999. Our sales of high-yield securities were concentrated in those that our research staff felt might have credit problems if the economy slowed in late 2000.

   Although Treasuries weren't immune to the vagaries of higher interest rates, they held up much better than high-yield securities. In addition, they offered yields well in excess of most foreign high-quality government bonds, particularly those issued in Europe. We focused on owning a combination of shorter- and longer-term Treasury securities, a strategy that proved

--------------------------------------------------------------------------------
[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is DIVA Systems followed by an up arrow with the phrase "Signs up more cable companies for its video-on-demand service." The second listing is AEI Resources followed by a down arrow with the phrase "Challenged by higher costs, lower coal prices." The third listing is CEI Citicorp followed by an up arrow with the phrase "Outside investments help fan investor enthusiasm." A note below the table reads "See `Schedule of Investments.' Investment holdings are subject to change."]
--------------------------------------------------------------------------------

================================================================================

                   John Hancock Funds - Strategic Income Fund


--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended May 31, 2000." The chart is scaled in increments of 1% with -1% at the bottom and 5% at the top. The first bar represents the 1.37% total return for John Hancock Strategic Income Fund Class A. The second bar represents the 0.65% total return for John Hancock Strategic Income Fund Class B. The third bar represents the 0.65% total return for John Hancock Strategic Income Fund Class C. The fourth bar represents the -0.30% total return for Average multi-sector income fund. A note below the chart reads "Total returns for John Hancock Strategic Income Fund are at net asset value with all distributions reinvested. The average multi-sector income fund is tracked by Lipper, Inc.1 See the following two pages for historical performance information."]
--------------------------------------------------------------------------------

more advantageous than emphasizing intermediate-maturity Treasuries as the yield curve inverted.

High-yield leaders and laggards

Increased volatility and lack of demand help explain why there were clear-cut winners and losers in the high-yield market over the past 12 months. On the plus side was DIVA Systems, which operates an on-demand video movie system over cable networks. Bonds issued by the company performed well as it signed on more cable operators and announced its intention to do an initial public offering of equity. Metrocall, a paging company, posted strong returns in part because of investors' appetite for companies that own bandwidth. Intermedia Communications, a large Internet service provider, benefited from growing demand for its services, while Argentina's CEI Citicorp, the second largest media company in that nation, benefited from large outside investments in the company.

   Our main disappointments were companies that didn't achieve expected financial results. GST Equipment Funding, a competitive local exchange carrier, filed for bankruptcy and its high-yield bonds suffered sizable losses as a result. Coal company AEI Resources, for another example, suffered from weak coal prices and rising transportation costs.

Outlook

In our view, high-yield corporate bonds offer very good value now. Yields on most high-yield bonds are around 12%, a historically large advantage over Treasuries. As long as we avoid a recession, which we don't believe is in the cards, we feel confident that the vast majority of the companies we own will fare well. Of course, timing is everything, and we can't pinpoint exactly when investors will embrace the high-yield market again. For that reason, we're likely to keep our weighting in the high-yield arena lower than we normally would, given our optimism over valuations. But once we see evidence of money flowing back into the market, we're likely to increase our weighting there. We don't believe that high-quality foreign government bonds will offer attractive value any time soon, so we're likely to keep our holdings in them relatively small.

"...high-yield corporate bonds offer very good value now."


--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting. See the prospectus for the risks of investing in high-yield bonds.

(1)Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

================================================================================

                   John Hancock Funds - Strategic Income Fund

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Strategic Income Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include an up-front maximum applicable sales charge of 4.5%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years). Class C performance includes an up-front sales charge of 1% and a contingent deferred sales charge (1% declining to 0% after one year).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. For a discussion of risks associated with international investing and high-yield bonds, please see the Fund's prospectus.

--------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------
For the period ended March 31, 2000

                                             ONE        FIVE         TEN
                                             YEAR       YEARS       YEARS
                                             ----       -----       -----
Cumulative Total Returns                     (1.81%)    50.92%     138.55%
Average Annual Total Returns                 (1.81%)     8.58%       9.08%

--------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------
For the period ended March 31, 2000

                                                                      SINCE
                                             ONE        FIVE        INCEPTION
                                             YEAR       YEARS       (10/4/93)
                                             ----       -----       ---------
Cumulative Total Returns                     (2.60%)    50.71%       58.15%
Average Annual Total Returns                 (2.60%)     8.55%        7.32%

--------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------
For the period ended March 31, 2000
                                                                      SINCE
                                                        ONE         INCEPTION
                                                        YEAR        (5/1/98)
                                                        ----        --------
Cumulative Total Returns                                0.14%       3.54%
Average Annual Total Returns                            0.14%       1.84%

--------------------------------------------------------------------------------
YIELDS
--------------------------------------------------------------------------------
As of May 31, 2000
                                                                SEC 30-DAY
                                                                   YIELD
                                                                   -----
John Hancock Strategic Income Fund: Class A                        8.31%
John Hancock Strategic Income Fund: Class B                        8.00%
John Hancock Strategic Income Fund: Class C                        7.91%

================================================================================

                   John Hancock Funds - Strategic Income Fund

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock Strategic Income Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Lehman Brothers Government/Corporate Bond Index -- an unmanaged index that measures the performance of U.S. government bonds, U.S. corporate bonds and Yankee bonds. It is not possible to invest in an index. Past performance is not indicative of future results.

--------------------------------------------------------------------------------

Line chart with the heading John Hancock Strategic Income Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Strategic Income Fund on May 31, 1990, before sales charge, and is equal to $24,311 as of May 31, 2000. The second line represents the value of the same hypothetical investment made in the John Hancock Strategic Income Fund, after sales charge, and is equal to $23,217 as of May 31, 2000. The third line represents the Lehman Brothers Government/Corporate Bond Index and is equal to $21,180 as of May 31, 2000.

Line chart with the heading John Hancock Strategic Income Fund Class B*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Strategic Income Fund on October 4, 1993, before sales charge, and is equal to $15,561 as of May 31, 2000. The second line represents the Lehman Brothers Government/Corporate Bond Index and is equal to $14,171 as of May 31, 2000.

Line chart with the heading John Hancock Strategic Income Fund Class C*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Lehman Brothers Government/Corporate Bond Index and is equal to $10,719 as of May 31, 2000. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Strategic Income Fund on May 1, 1998, before sales charge, and is equal to $10,291 as of May 31, 2000. The third line represents the value of the same hypothetical investment made in the John Hancock Strategic Income Fund, after sales charge, and is equal to $10,188 as of May 31, 2000.

*No contingent deferred sales charge applicable.

--------------------------------------------------------------------------------

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Strategic Income Fund

Statement of Assets and Liabilities
May 31, 2000
--------------------------------------------------------------------------------

Assets:
  Investments at value - Note C:
   Bonds  (cost - $1,063,431,566) ...........................................................................    $972,991,264
   Common and preferred stocks and warrants (cost - $57,777,923) ............................................      57,217,608
   Joint repurchase agreement (cost - $47,760,000) ..........................................................      47,760,000
   Corporate savings account ................................................................................             829
                                                                                                               --------------
                                                                                                                1,077,969,701
  Receivable for investments sold ...........................................................................       4,947,335
  Receivable for foreign currency exchange contracts sold - Note A ..........................................       4,603,454
  Receivable for shares sold ................................................................................       1,153,523
  Dividends receivable ......................................................................................           7,500
  Interest receivable .......................................................................................      24,606,797
  Other assets ..............................................................................................          62,432
                                                                                                               --------------
                    Total Assets ............................................................................   1,113,350,742
                    ---------------------------------------------------------------------------------------------------------
Liabilities:
  Payable for foreign currency exchange contracts purchased - Note A ........................................         807,423
  Payable for shares repurchased ............................................................................         484,135
  Payable to John Hancock Advisers, Inc. and affiliates - Note B ............................................         689,830
  Accounts payable and accrued expenses .....................................................................         251,159
                                                                                                               --------------
                    Total Liabilities .......................................................................       2,232,547
                    ---------------------------------------------------------------------------------------------------------
Net Assets:
  Capital paid-in ...........................................................................................   1,218,817,447
  Accumulated net realized loss on investments, financial futures contracts and foreign currency transactions     (29,673,177)
  Net unrealized depreciation of investments and foreign currency transactions ..............................     (87,303,786)
  Undistributed net investment income .......................................................................       9,277,711
                                                                                                               --------------
                    Net Assets ..............................................................................  $1,111,118,195
                    =========================================================================================================
Net Asset Value Per Share:
  (Based on net asset values and shares of beneficial interest outstanding -
   unlimited number of shares authorized with no par value)
  Class A - $510,509,188/73,274,065 .........................................................................           $6.97
  ===========================================================================================================================
  Class B - $564,436,851/81,014,374 .........................................................................           $6.97
  ===========================================================================================================================
  Class C - $36,172,156/5,191,838 ...........................................................................           $6.97
  ===========================================================================================================================
Maximum Offering Price Per Share
  Class A* - ($6.97/0.955) ..................................................................................           $7.30
  ===========================================================================================================================
  Class C - ($6.97/0.99) ....................................................................................           $7.04
  ===========================================================================================================================

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on May 31, 2000. You'll also find the net asset value and the maximum offering price per share as of that date.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Strategic Income Fund

Statement of Operations
Year ended May 31, 2000
--------------------------------------------------------------------------------

Investment Income:
  Interest .....................................................    $99,688,972
  Dividends (net of foreign withholding taxes of $59,514) ......      5,839,766
                                                                   ------------
                                                                    105,528,738
                                                                   ------------
  Expenses:
   Investment management fee - Note B ..........................      4,367,531
   Distribution and service fee - Note B
     Class A ...................................................      1,602,935
     Class B ...................................................      6,079,831
     Class C ...................................................        302,156
   Transfer agent fee - Note B .................................      1,886,069
   Custodian fee ...............................................        320,201
   Accounting and legal services fee - Note B ..................        224,528
   Registration and filing fees ................................        120,223
   Printing ....................................................         71,183
   Trustees' fees ..............................................         63,081
   Miscellaneous ...............................................         55,174
   Auditing fee ................................................         43,964
   Legal fees ..................................................         11,505
                                                                   ------------
                    Total Expenses .............................     15,148,381
                    -----------------------------------------------------------
                    Net Investment Income ......................     90,380,357
                    -----------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments,
Financial Futures Contracts and Foreign Currency Transactions:
  Net realized loss on investments sold ........................    (13,032,864)
  Net realized gain on financial futures contracts .............        673,694
  Net realized gain on foreign currency transactions ...........      2,620,068
  Change in net unrealized appreciation/depreciation
   of investments ..............................................    (70,404,413)
  Change in net unrealized appreciation/depreciation
   of foreign currency transactions ............................      1,838,189
                                                                   ------------
                    Net Realized and Unrealized Loss on
                    Investments, Financial Futures Contracts
                    and Foreign Currency Transactions ..........    (78,305,326)
                    -----------------------------------------------------------
                    Net Increase in Net Assets
                    Resulting from Operations ..................    $12,075,031
                    ===========================================================

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Strategic Income Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                YEAR ENDED MAY 31,
                                                                         -------------------------------
                                                                              1999             2000
                                                                         --------------   --------------
Increase (Decrease) in Net Assets:
From Operations:
   Net investment income ..............................................     $79,053,431      $90,380,357
   Net realized gain (loss) on investments sold, financial futures
      contracts and foreign currency transactions .....................       9,187,960       (9,739,102)
   Change in net unrealized appreciation/depreciation of investments
      and foreign currency transactions ...............................     (61,150,967)     (68,566,224)
                                                                         --------------   --------------
     Net Increase in Net Assets Resulting from Operations .............      27,090,424       12,075,031
                                                                         --------------   --------------
Distributions to Shareholders:
   Dividends from net investment income
     Class A - ($0.5869 and $0.5859 per share, respectively) ..........     (39,586,497)     (43,241,094)
     Class B - ($0.5336 and $0.5352 per share, respectively) ..........     (38,784,062)     (44,903,890)
     Class C - ($0.5325 and $0.5349 per share, respectively) ..........        (682,872)      (2,235,373)
                                                                         --------------   --------------
     Total Distributions to Shareholders ..............................     (79,053,431)     (90,380,357)
                                                                         --------------   --------------
From Fund Share Transactions - Net * ..................................     271,395,238        6,587,375
                                                                         --------------   --------------
Net Assets:
   Beginning of period ................................................     963,403,915    1,182,836,146
                                                                         --------------   --------------
   End of period (including undistributed net investment income of
     $9,509,400 and $9,277,711, respectively) .........................  $1,182,836,146   $1,111,118,195
                                                                         ==============   ==============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.


                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Strategic Income Fund

Statement of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

* Analysis of Fund Share Transactions:

                                                                                       YEAR ENDED MAY 31,
                                                                      -------------------------------------------------------
                                                                                 1999                         2000
                                                                      --------------------------   --------------------------
                                                                         SHARES        AMOUNT         SHARES        AMOUNT
                                                                      -----------   ------------   -----------   ------------
CLASS A
   Shares sold .....................................................   23,723,150   $180,254,633    19,648,522   $142,378,022
   Shares issued in reorganization - Note E ........................    2,798,003     21,151,500     5,170,719     37,103,528
   Shares issued to shareholders in reinvestment of distributions ..    3,266,435     24,761,793     3,757,548     27,084,489
                                                                      -----------   ------------   -----------   ------------
                                                                       29,787,588    226,167,926    28,576,789    206,566,039
   Less shares repurchased .........................................  (19,695,328)  (149,424,723)  (27,826,090)  (201,399,222)
                                                                      -----------   ------------   -----------   ------------
   Net increase ....................................................   10,092,260    $76,743,203       750,699     $5,166,817
                                                                      ===========   ============   ===========   ============
CLASS B
   Shares sold .....................................................   34,911,841   $265,229,237    18,346,486   $133,160,407
   Shares issued in reorganization - Note E ........................    1,568,516     11,857,194     1,722,175     12,357,813
   Shares issued to shareholders in reinvestment of distributions ..    2,457,330     18,614,521     3,113,651     22,438,715
                                                                      -----------   ------------   -----------   ------------
                                                                       38,937,687    295,700,952    23,182,312    167,956,935
   Less shares repurchased .........................................  (16,288,404)  (123,285,702)  (25,213,992)  (182,368,221)
                                                                      -----------   ------------   -----------   ------------
   Net increase (decrease) .........................................   22,649,283   $172,415,250    (2,031,680)  ($14,411,286)
                                                                      ===========   ============   ===========   ============
CLASS C
   Shares sold .....................................................    3,078,916    $23,354,223     3,347,148    $24,236,648
   Shares issued in reorganization - Note E ........................           --             --         8,131         58,348
   Shares issued to shareholders in reinvestment of distributions ..       49,364        372,713       174,327      1,253,328
                                                                      -----------   ------------   -----------   ------------
                                                                        3,128,280     23,726,936     3,529,606     25,548,324
   Less shares repurchased .........................................     (197,316)    (1,490,151)   (1,345,356)    (9,716,480)
                                                                      -----------   ------------   -----------   ------------
   Net increase ....................................................    2,930,964    $22,236,785     2,184,250    $15,831,844
                                                                      ===========   ============   ===========   ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Strategic Income Fund

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                                            YEAR ENDED MAY 31,
                                                                       ---------------------------------------------------------
                                                                         1996        1997        1998       1999          2000
                                                                       --------    --------    --------   --------      --------
CLASS A
Per Share Operating Performance
   Net Asset Value, Beginning of Period .............................     $7.15       $7.27       $7.54      $7.84         $7.46
                                                                       --------    --------    --------   --------      --------
   Net Investment Income(1) .........................................      0.66        0.64        0.64       0.59          0.59
   Net Realized and Unrealized Gain (Loss) on Investments,
     Financial Futures Contracts and Foreign Currency Transactions ..      0.12        0.27        0.34      (0.38)        (0.49)
                                                                       --------    --------    --------   --------      --------
     Total from Investment Operations ...............................      0.78        0.91        0.98       0.21          0.10
                                                                       --------    --------    --------   --------      --------
   Less Distributions:
     Dividends from Net Investment Income ...........................     (0.66)      (0.64)      (0.64)     (0.59)        (0.59)
     Distributions from Net Realized Gain on Investments Sold .......        --          --       (0.04)        --            --
                                                                       --------    --------    --------   --------      --------
     Total Distributions ............................................     (0.66)      (0.64)      (0.68)     (0.59)        (0.59)
                                                                       --------    --------    --------   --------      --------
   Net Asset Value, End of Period ...................................     $7.27       $7.54       $7.84      $7.46         $6.97
                                                                       ========    ========    ========   ========      ========
   Total Investment Return at Net Asset Value(2) ....................     11.37%      12.99%      13.43%      2.77%         1.37%

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) .........................  $369,127    $416,916    $489,375   $540,956      $510,509
   Ratio of Expenses to Average Net Assets ..........................      1.03%       1.00%       0.92%      0.89%         0.91%
   Ratio of Net Investment Income to Average Net Assets .............      9.13%       8.61%       8.20%      7.71%         8.09%
   Portfolio Turnover Rate ..........................................        78%        132%        112%        55%(3)        36%(3)

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Strategic Income Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                            YEAR ENDED MAY 31,
                                                                       ---------------------------------------------------------
                                                                         1996         1997       1998        1999         2000
                                                                       --------     --------   --------    --------     --------
CLASS B
Per Share Operating Performance
   Net Asset Value, Beginning of Period .............................     $7.15        $7.27      $7.54       $7.84        $7.46
                                                                       --------     --------   --------    --------     --------
   Net Investment Income ............................................      0.61(1)      0.59       0.59(1)     0.53(1)      0.54(1)
   Net Realized and Unrealized Gain (Loss) on Investments,
     Financial Futures Contracts and Foreign Currency Transactions ..      0.12         0.27       0.34       (0.38)       (0.49)
                                                                       --------     --------   --------    --------     --------
     Total from Investment Operations ...............................      0.73         0.86       0.93        0.15         0.05
                                                                       --------     --------   --------    --------     --------
   Less Distributions:
     Dividends from Net Investment Income ...........................     (0.61)       (0.59)     (0.59)      (0.53)       (0.54)
     Distributions from Net Realized Gain on Investments Sold .......        --           --      (0.04)         --           --
                                                                       --------     --------   --------    --------     --------
     Total Distributions ............................................     (0.61)       (0.59)     (0.63)      (0.53)       (0.54)
                                                                       --------     --------   --------    --------     --------
   Net Asset Value, End of Period ...................................     $7.27        $7.54      $7.84       $7.46        $6.97
                                                                       ========     ========   ========    ========     ========
   Total Investment Return at Net Asset Value(2) ....................     10.61%       12.21%     12.64%       2.06%        0.65%

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) .........................  $206,751     $328,487   $473,428    $619,446     $564,437
   Ratio of Expenses to Average Net Assets ..........................      1.73%        1.70%      1.62%       1.59%        1.61%
   Ratio of Net Investment Income to Average Net Assets .............      8.42%        7.90%      7.50%       7.01%        7.39%
   Portfolio Turnover Rate ..........................................        78%         132%       112%         55%(3)       36%(3)

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Strategic Income Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                          YEAR ENDED MAY 31,
                                                                       PERIOD ENDED     ---------------------
                                                                      MAY 31, 1998(4)     1999          2000
                                                                      ---------------   -------       -------
CLASS C
Per Share Operating Performance
   Net Asset Value, Beginning of Period .............................      $7.87          $7.84         $7.46
                                                                         -------        -------       -------
   Net Investment Income(1) .........................................       0.05           0.53          0.53
   Net Realized and Unrealized Loss on Investments,
     Financial Futures Contracts and Foreign Currency Transactions ..      (0.03)(5)      (0.38)        (0.49)
                                                                         -------        -------       -------
     Total from Investment Operations ...............................       0.02           0.15          0.04
                                                                         -------        -------       -------
   Less Distributions:
     Dividends from Net Investment Income ...........................      (0.05)         (0.53)        (0.53)
                                                                         -------        -------       -------
   Net Asset Value, End of Period ...................................      $7.84          $7.46         $6.97
                                                                         =======        =======       =======
   Total Investment Return at Net Asset Value (2) ...................       0.23%(6)       2.04%         0.65%

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) .........................       $601        $22,434       $36,172
   Ratio of Expenses to Average Net Assets ..........................       1.62%(7)       1.59%         1.61%
   Ratio of Net Investment Income to Average Net Assets .............       7.34%(7)       7.01%         7.39%
   Portfolio Turnover Rate ..........................................        112%            55%(3)        36%(3)

(1) Based on the average of the shares outstanding at the end of each month.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3) Portfolio turnover rate excludes merger activity.
(4) Class C shares began operations on May 1, 1998.
(5) The amount shown for a share outstanding does not correspond with the aggregate net gain/(loss) on investments for the period ended May 31, 1998, due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.
(6) Not annualized.
(7) Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Strategic Income Fund

Schedule of Investments
May 31, 2000
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Strategic Income Fund on May 31, 2000. It has three main categories: bonds, common and preferred stocks and warrants, and short-term investments. The bonds are further broken down by industry groups. Under each industry group is a list of bonds owned by the Fund. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                                                   PAR VALUE
                                                                            INTEREST     CREDIT      (000s                MARKET
ISSUER, DESCRIPTION                                                           RATE       RATING*    OMITTED)               VALUE
-------------------                                                           ----       -------    --------               -----
BONDS
Advertising (0.18%)
  Go Outdoor Systems Holding S.A.,
   Sr Sub Note (France) 07-15-09 (E) .....................................   10.500%       B-        1,900              $1,985,318
                                                                                                                    --------------
Aerospace (0.14%)
  Jet Equipment Trust,
   Equipment Trust Cert Ser 95B2 08-15-14 (R) ............................   10.910       BBB       $1,500               1,572,150
                                                                                                                    --------------
Banks - Foreign (0.55%)
  Banco de Galicia y Buenos Aires S.A. de C.V.,
   Unsub Deb (Argentina) 12-15-00 (R) (Y) ................................   10.000        BB        1,500               1,492,500
  HSBC Capital Funding LP,
   Perpetual Note (Channel Islands) 12-31-49 (R) (Y) .....................    9.547        A-        4,700               4,652,248
                                                                                                                    --------------
                                                                                                                         6,144,748
                                                                                                                    --------------
Banks - United States (0.23%)
  CSBI Capital Trust I,
   Sec Co Gtd Bond Ser A 06-06-27 ........................................   11.750        B-        2,340               2,503,800
                                                                                                                    --------------
Beverages (0.42%)
  Canandaigua Brands, Inc.,
   Sr Sub Note 03-01-09 ..................................................    8.500        B+        5,100               4,704,750
                                                                                                                    --------------
Building (0.09%)
  Standard Pacific Corp.,
   Sr Note 04-01-09 ......................................................    8.500        BB        1,100                 970,750
                                                                                                                    --------------
Business Services - Misc. (0.70%)
  Primark Corp.,
   Sr Sub Note 12-15-08 ..................................................    9.250        B+        5,000               4,500,000
  United Rentals, Inc.,
   Sr Sub Note Ser B 08-15-08 ............................................    8.800       BB-        4,000               3,260,000
                                                                                                                    --------------
                                                                                                                         7,760,000
                                                                                                                    --------------
Chemicals (0.28%)
  Huntsman ICI Chemicals LLC,
   Sr Sub Note 07-01-09 ..................................................   10.125        B+        1,800               1,755,000
  PCI Chemicals Canada, Inc.,
   Sec Note (Canada) 10-15-07 (Y) ........................................    9.250        B         2,000               1,400,000
                                                                                                                    --------------
                                                                                                                         3,155,000
                                                                                                                    --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Strategic Income Fund

                                                                                                   PAR VALUE
                                                                            INTEREST     CREDIT      (000s                MARKET
ISSUER, DESCRIPTION                                                           RATE       RATING*    OMITTED)               VALUE
-------------------                                                           ----       -------    --------               -----
Consumer Products (0.01%)
  Hedstrom Corp.,
   Sr Sub Note 06-01-07 (B) ..............................................   10.000%       D        $4,000                $120,000
                                                                                                                    --------------
Containers (0.46%)
  Berry Plastics Corp.,
   Sr Sub Note 04-15-04 ..................................................   12.250        B-        4,100               3,854,000
  Consolidated Containers Co. LLC/Cons. Container Capital, Inc.,
   Sr Sub Note 07-15-09 ..................................................   10.125        B         1,300               1,274,000
                                                                                                                    --------------
                                                                                                                         5,128,000
                                                                                                                    --------------
Electronics (0.21%)
  Communications Instruments, Inc.,
   Sr Sub Note Ser B 09-15-04 ............................................   10.000        B-        2,900               2,276,500
                                                                                                                    --------------
Energy (0.09%)
  AEI Resources, Inc./AEI Resources Holdings, Inc.,
   Note 12-15-05 (R) .....................................................   10.500       CCC-       5,100               1,020,000
                                                                                                                    --------------
Finance (0.99%) CEI Citicorp Holdings S.A.,
   Bond (Argentina) 02-14-07 (Y) .........................................    9.750       BB-        3,000               2,910,000
  Maxxam Group Holdings, Inc.,
   Sr Note Ser B 08-01-03 ................................................   12.000       CCC+       3,000               2,752,500
  PTC International Finance II S.A.,
   Sr Sub Note (Luxembourg) 12-01-09 (E) (R) .............................   11.250        B+        2,400               2,356,632
  Sovereign Bancorp, Inc.,
   Sr Note 07-01-00 ......................................................    6.750       BB+        2,900               2,900,087
                                                                                                                    --------------
                                                                                                                        10,919,219
                                                                                                                    --------------
Government - Foreign (5.85%)
  Brazil, Federative Republic of,
   Variable Rate Bond Ser A (Brazil) 01-01-01 (Y) ........................    7.000***    BB-          615                 598,088
  Canada, Government of,
   Government Bond (Canada) 09-01-02 # ...................................    5.500       AAA       16,500              10,843,487
   Government Bond (Canada) 12-01-05 # ...................................    8.750       AAA       15,000              11,173,347
   Government Bond (Canada) 12-01-06 # ...................................    7.000       AAA       13,000               9,051,369
   Government Bond (Canada) 06-01-09 # ...................................    5.500       AAA       49,000              31,471,944
  Costa Rica, Republic of,
   Note (Costa Rica) 05-01-03 (R) (Y) ....................................    8.000        BB          700                 696,500
  Panama, Republic of,
   Floating Rate Note (Panama) 05-10-02 (Y) ..............................    7.930***    BB+          846                 833,534
   Note (Panama) 02-13-02 (Y) ............................................    7.875       BB+          375                 366,563
                                                                                                                    --------------
                                                                                                                        65,034,832
                                                                                                                    --------------
Government - U.S. (36.48%)
  United States Treasury,
   Bond 08-15-01 .........................................................   13.375       AAA       41,000              44,043,020
   Bond 08-15-05 .........................................................    6.500       AAA       19,300              19,215,466
   Bond 08-15-05 .........................................................   10.750       AAA       33,000              38,852,220

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Strategic Income Fund

                                                                                                   PAR VALUE
                                                                            INTEREST     CREDIT      (000s                MARKET
ISSUER, DESCRIPTION                                                           RATE       RATING*    OMITTED)               VALUE
-------------------                                                           ----       -------    --------               -----
Government - U.S. (continued)
  United States Treasury (continued),
   Bond 02-15-16 .........................................................    9.250%      AAA      $35,600             $45,406,732
   Bond 08-15-19 .........................................................    8.125       AAA       70,500              83,762,460
   Bond 08-15-23 .........................................................    6.250       AAA       40,215              39,775,048
   Bond 02-15-27 .........................................................    6.625       AAA       39,450              41,108,083
   Bond 11-15-28 .........................................................    5.250       AAA       14,000              12,171,180
   Note 08-31-02 .........................................................    6.250       AAA       40,800              40,385,472
   Note 08-15-04 .........................................................    7.250       AAA       17,100              17,487,486
   Note 08-15-07 .........................................................    6.125       AAA       23,600              23,091,184
                                                                                                                    --------------
                                                                                                                       405,298,351
                                                                                                                    --------------
Government - U.S. Agencies (1.38%)
  Federal Home Loan Mortgage Corp.,
   REMIC 44-E 11-15-19 ...................................................    9.000       AAA          171                 173,580
  Federal National Mortgage Assn.,
   Global Bond (British Pound Sterling) 06-07-02 # .......................    6.875       AAA        5,000               7,508,233
  Government National Mortgage Assn.,
   30 Yr Pass Thru Ctf 05-15-26 ..........................................    7.500       AAA        7,735               7,602,012
                                                                                                                    --------------
                                                                                                                        15,283,825
                                                                                                                    --------------
Leisure (3.77%)
  Cinemark USA, Inc.,
   Sr Sub Note Ser D 08-01-08 ............................................    9.625        B         1,000                 620,000
  Coast Hotels and Casinos, Inc.,
   Sr Sub 04-01-09 .......................................................    9.500        B-        2,500               2,350,000
  Eldorado Resorts LLC,
   Sr Sub Note 08-15-06 ..................................................   10.500        B         3,000               2,947,500
  Harrah's Operating Co., Inc.,
   Sr Sub Note 12-15-05 ..................................................    7.875       BB+        3,650               3,358,000
  HMH Properties, Inc.,
   Sr Note Ser B 08-01-08 ................................................    7.875        BB        7,900               6,754,500
  Hollywood Casino Shreveport,
   1st Mtg 08-01-06 (R) ..................................................   13.000        B         2,800               2,968,000
  Horseshoe Gaming LLC,
   Sr Sub Note Ser B 06-15-07 ............................................    9.375        B+        2,500               2,387,500
  Jupiters Ltd.,
   Sr Note (Australia) 03-01-06 (Y) ......................................    8.500       BB+        4,100               3,833,500
  Premier Parks, Inc.,
   Sr Note 06-15-07 ......................................................    9.750        B-        3,100               2,952,750
  Production Resource Group LLC,
   Sr Sub Note 01-15-08 ..................................................   11.500       CCC-       3,100                 930,000
  SFX Entertainment, Inc.,
   Sr Sub Note Ser B 02-01-08 ............................................    9.125        B-        5,100               5,125,500
   Sr Sub Note 12-01-08 ..................................................    9.125        B-        2,000               1,980,000
  Sun International Hotels Ltd.,
   Sr Sub Note (Bahamas) 12-15-07 (Y) ....................................    8.625        B+        2,000               1,720,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Strategic Income Fund

                                                                                                   PAR VALUE
                                                                            INTEREST     CREDIT      (000s                MARKET
ISSUER, DESCRIPTION                                                           RATE       RATING*    OMITTED)               VALUE
-------------------                                                           ----       -------    --------               -----
Leisure (continued)
  Waterford Gaming LLC,
   Sr Note 03-15-10 (R) ..................................................    9.500%       B+       $4,220              $3,987,900
                                                                                                                    --------------
                                                                                                                        41,915,150
                                                                                                                    --------------
Machinery (0.40%)
  Columbus McKinnon Corp.,
   Sr Sub Note 04-01-08 ..................................................    8.500        B         5,100               4,488,000
                                                                                                                    --------------
Media (6.38%)
  Adelphia Communications Corp.,
   Sr Note 11-15-09 ......................................................    9.375        B+        4,800               4,368,000
   Sr Note Ser B 10-01-02 ................................................    9.250        B+        3,500               3,403,750
  American Media Operations, Inc.,
   Sr Sub Note 05-01-09 ..................................................   10.250        B-        1,100               1,042,250
  AMFM Operating, Inc.,
   Sr Sub Deb 10-31-06 ...................................................   12.625        B-          575                 663,779
  Capstar Broadcasting Partners, Inc.,
   Sub Deb 07-01-09 ......................................................   12.000        B2        1,699               1,945,240
  CBS Radio, Inc.,
   Sub Deb 01-15-09 ......................................................   11.375       BBB        4,738               5,116,608
  Chancellor Media Corp.,
   Sr Sub Note 10-01-08 ..................................................    9.000        B-        2,000               2,030,000
  Citadel Broadcasting Co.,
   Sr Sub Note 07-01-07 ..................................................   10.250        B-        2,000               1,960,000
   Sr Sub Note 11-15-08 ..................................................    9.250        B-        1,900               1,795,500
  Comcast UK Cable,
   Sr Disc Deb, Step Coupon (11.20%, 11-15-00)
     (United Kingdom) 11-15-07 (A) (Y) ...................................     Zero        B-        4,000               3,780,000
  CSC Holdings, Inc.,
   Sr Sub Deb 02-15-13 ...................................................    9.875       BB-        4,000               3,960,000
  Diamond Holdings Plc,
   Bond (United Kingdom) 02-01-08 # ......................................   10.000        B-        3,050               4,268,785
  DIVA Systems Corp.,
   Sr Disc Note Ser B, Step Coupon
     (12.625%, 03-01-03)  03-01-08 (A) ...................................     Zero        B-        6,000               3,180,000
  EchoStar DBS Corp.,
   Sr Note 02-01-09 ......................................................    9.375        B         3,000               2,805,000
  Galaxy Telecom L.P.,
   Sr Sub Note 10-01-05 ..................................................   12.375        CC        5,000               4,300,000
  Garden State Newspapers, Inc.,
   Sr Sub Note 07-01-11 ..................................................    8.625        B+        4,100               3,526,000
   Sr Sub Note Ser B 10-01-09 ............................................    8.750        B+        3,500               3,062,500
  Pegasus Communications Corp.,
   Sr Note Ser B 08-01-07 ................................................   12.500       CCC+       3,000               3,120,000
  Radio One, Inc.,
   Sr Sub Note Ser B, 05-15-04 ...........................................   12.000        B-        2,000               2,135,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Strategic Income Fund

                                                                                                   PAR VALUE
                                                                            INTEREST     CREDIT      (000s                MARKET
ISSUER, DESCRIPTION                                                           RATE       RATING*    OMITTED)               VALUE
-------------------                                                           ----       -------    --------               -----
Media (continued)
  Regional Independent Media Group Plc,
   Sr Disc Note, Step Coupon (12.875%, 07-01-03)
     (United Kingdom) 07-01-08 # (A) .....................................     Zero        B-       $3,750              $3,536,426
   Sr Note (United Kingdom) 07-01-08 (Y) .................................   10.500%       B-        1,000               1,000,000
  Rogers Cablesystems Ltd.,
   Sr Note Ser B (Canada) 03-15-05 (Y) ...................................   10.000       BB+        3,000               3,022,500
   Sr Sec Deb (Canada) 01-15-14 # ........................................    9.650       BB+        2,000               1,409,486
  STC Broadcasting, Inc.,
   Sr Sub Note 03-15-07 ..................................................   11.000        B-        2,785               2,764,112
  TV Guide, Inc.,
   Sr Sub Note 03-01-09 ..................................................    8.125        B+        2,800               2,737,000
                                                                                                                    --------------
                                                                                                                        70,931,936
                                                                                                                    --------------
Metal (1.24%)
  Centaur Mining & Exploration Ltd.,
   Sr Note (Australia) 12-01-07 (Y) ......................................   11.000        B-        2,500               2,200,000
  Euramax International Plc,
   Sr Sub Note (United Kingdom) 10-01-06 (Y) .............................   11.250        B         4,000               4,000,000
  Great Central Mines Ltd.,
   Sr Note (Australia) 04-01-08 (Y) ......................................    8.875        BB        5,100               4,564,500
  Haynes International, Inc.,
   Sr Note 09-01-04 ......................................................   11.625        B-        2,000               1,200,000
  Koppers Industries, Inc.,
   Sr Sub Note 12-01-07 ..................................................    9.875        B-        1,000                 920,000
  PT Alatief Freeport Finance Co., B.V. ,
   Sr Note (Netherlands) 04-15-01 ........................................    9.750       CCC        1,030                 885,800
                                                                                                                    --------------
                                                                                                                        13,770,300
                                                                                                                    --------------
Oil & Gas (1.88%)
  Cliffs Drilling Co.,
   Sr Sec Note Ser B 05-15-03 ............................................   10.250       BB-        2,250               2,238,750
  Comstock Resources, Inc.,
   Sr Note 05-01-07 ......................................................   11.250        B         3,050               3,034,750
  Key Energy Services, Inc.,
   Sr Sub Note Ser B 01-15-09 ............................................   14.000        B-        5,000               5,400,000
  Parker Drilling Co.,
   Sr Note 11-15-06 ......................................................    9.750        B+        1,000                 940,000
  R&B Falcon Corp.,
   Sr Note 12-15-08 ......................................................    9.500        B+        3,750               3,750,000
  RBF Finance Co.,
   Sr Sec Note 03-15-09 ..................................................   11.375       BB-        3,550               3,780,750
  Universal Compression, Inc.,
   Sr Disc Note, Step Coupon (9.875%, 02-15-03)
     02-15-08 (A) ........................................................     Zero        B         2,650               1,722,500
                                                                                                                    --------------
                                                                                                                        20,866,750
                                                                                                                    --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Strategic Income Fund

                                                                                                   PAR VALUE
                                                                            INTEREST     CREDIT      (000s                MARKET
ISSUER, DESCRIPTION                                                           RATE       RATING*    OMITTED)               VALUE
-------------------                                                           ----       -------    --------               -----
Paper & Paper Products (1.38%)
  Grupo Industrial Durango, S.A.,
   Note (Mexico) 08-01-03 (Y) ............................................   12.625%      BB-       $2,700              $2,679,750
  Kappa Beheer BV,
   Sr Sub Note (Netherlands) 07-15-09 (E) (R) ............................   10.625        B         5,850               5,457,757
  Packaging Corp. of America,
   Sr Sub Note 04-01-09 ..................................................    9.625        B+        2,200               2,150,500
  Stone Container Corp.,
   Unit (Sr Sub Deb & Supplemental Int Cert) 04-01-02 ....................   12.250        B-        5,000               5,062,500
                                                                                                                    --------------
                                                                                                                        15,350,507
                                                                                                                    --------------
Printing - Commercial (0.27%)
  Sullivan Graphics, Inc.,
   Sr Sub Note 08-01-05 ..................................................   12.750        B-        3,000               3,037,500
                                                                                                                    --------------
Retail (0.12%)
  United Stationers Supply Co.,
   Sr Sub Note 04-15-08 ..................................................    8.375        B         1,500               1,357,500
                                                                                                                    --------------
Steel (0.24%)
  Sheffield Steel Corp.,
   1st Mtg Note Ser B 12-01-05 ...........................................   11.500        B-        3,875               2,712,500
                                                                                                                    --------------
Technology (0.19%)
  ChipPAC International Ltd.,
   Sr Sub Note 08-01-09 (R) ..............................................   12.750        B-        1,950               2,047,500
                                                                                                                    --------------
Telecommunications (20.09%)
  Advanced Radio Telecom Corp.,
   Sr Note 02-15-07 ......................................................   14.000       CCC        2,000               1,760,000
  Allegiance Telecom, Inc.,
   Sr Disc Note, Ser B, Step Coupon
     (11.75%, 02-15-03) 02-15-08 (A) .....................................     Zero        B         3,500               2,415,000
  AMSC Acquisition Co., Inc.,
   Sr Note Ser B 04-01-08 ................................................   12.250        B-        3,000               1,830,000
  Cellco Finance NV,
   Sr Note (Netherlands) 08-01-05 (R) (Y) ................................   12.750        B-        1,300               1,288,625
  Clearnet Communications Inc.,
   Sr Disc Note, Step Coupon (10.40%, 05-15-03)
     (Canada) 05-15-08 (A) # .............................................     Zero        B3        6,500               2,616,065
   Sr Disc Note, Step Coupon (10.125%, 05-01-04)
     (Canada) 05-01-09 (A) (Y) ...........................................     Zero        B3        3,550               2,005,750
  COLT Telecom Group Plc (United Kingdom),
   Sr Note (Deutsche Mark) 11-30-07 # ....................................    8.875        B        10,000               4,603,144
   Sr Note (Deutsche Mark) 07-31-08 # ....................................    7.625        B         5,490               2,343,811
  Comunicacion Celular S.A.,
   Bond, Step Coupon (13.125%, 11-15-00) (Colombia)
     11-15-03 (A) (R) (Y) ................................................     Zero        B         5,000               3,300,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Strategic Income Fund

                                                                                                   PAR VALUE
                                                                            INTEREST     CREDIT      (000s                MARKET
ISSUER, DESCRIPTION                                                           RATE       RATING*    OMITTED)               VALUE
-------------------                                                           ----       -------    --------               -----
Telecommunications (continued)
  Covad Communications Group, Inc.,
   Sr Note 02-15-10 (R) ..................................................   12.000%       B-       $4,700              $4,324,000
  Crown Castle International Corp.,
   Sr Disc Note, Step Coupon (10.625%, 11-15-02) 11-15-07 (A) ............     Zero        B         5,000               3,625,000
  Dolphin Telecom Plc,
   Sr Disc Note, Step Coupon (11.50%, 06-01-03)
     (United Kingdom) 06-01-08 (A) (Y) ...................................     Zero       CCC+       6,000               1,800,000
   Sr Disc Note, Step Coupon (14.00%, 05-15-04)
     (United Kingdom) 05-15-09 (A) (Y) ...................................     Zero       CCC+       5,600               1,848,000
  Energis Plc,
   Sr Note (United Kingdom) 06-15-09 # ...................................    9.500        B+        2,670               3,856,838
  Esprit Telecom Group Plc,
   Sr Note (United Kingdom) 12-15-07 (Y) .................................   11.500        B-        1,550               1,302,000
   Sr Note (Deutsche Mark) 06-15-08 # ....................................   11.000       BB-        4,050               1,772,509
  Exodus Comm., Inc.,
   Sr Note (United States) 12-15-09 (E) ..................................   10.750        B-        3,800               3,492,032
  Global Crossing Holdings Ltd.,
   Sr Note 05-15-08 ......................................................    9.625        BB        4,000               3,800,000
  GST Equipment Funding, Inc.,
   Sr Sec Note 05-01-07 (B) ..............................................   13.250        D         5,000               2,325,000
  GT Group Telecom, Inc.,
   Unit (Sr Disc Note & Warrant), Step Coupon
     (13.25%, 02-01-05) (Canada) 02-01-10 (A) (R) ........................     Zero       CCC+       4,500               2,340,000
  Hermes Europe Railtel BV,
   Sr Note (Netherlands) 08-15-07 (Y) ....................................   11.500        B         5,200               4,186,000
   Sr Note (Netherlands) 01-15-09 (Y) ....................................   10.375        B           700                 581,000
  Intercel, Inc.,
   Unit (Sr Discount Note & Warrant), Step Coupon
     (12.00%, 02-01-01) 02-01-06 (A) .....................................     Zero        B         4,100               3,772,000
  Intermedia Communications, Inc.,
   Sr Disc Note, Step Coupon (12.50%, 05-15-01) 05-15-06 (A) .............     Zero        B         6,000               5,580,000
  Ionica Plc,
   Sr Disc Note, Step Coupon (15.00%, 05-01-02)
     (United Kingdom) 05-01-07 (A) (Y) ...................................     Zero        Ca        6,000                 180,000
  Jazztel Plc,
   Sr Note (United Kingdom) 12-15-09 (E) (R) .............................   13.250       CCC+       4,300               3,710,809
  Level 3 Communications, Inc.,
   Sr Note (United States) 03-15-08 (E) (R) ..............................   10.750        B         2,600               2,280,130
   Conv Sub Note 03-15-10 ................................................    6.000       CCC+         950                 798,000
   Sr Note 05-01-08 ......................................................    9.125        B         4,200               3,612,000
  Maxcom Telecomunicaciones
   Unit (Sr Note & Warrant) (Mexico) 04-01-07 (R) (Y) ....................   13.750       CCC        4,300               4,300,000
  McCaw International Ltd.,
   Sr Disc Note, Step Coupon (13.00%, 04-15-02) 04-15-07 (A) .............     Zero        B-        7,000               4,900,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Strategic Income Fund

                                                                                                   PAR VALUE
                                                                            INTEREST     CREDIT      (000s                MARKET
ISSUER, DESCRIPTION                                                           RATE       RATING*    OMITTED)               VALUE
-------------------                                                           ----       -------    --------               -----
Telecommunications (continued) McLeodUSA, Inc.,
   Sr Note 07-15-07 ......................................................    9.250%       B+       $4,350              $4,099,875
   Sr Note 11-01-08 ......................................................    9.500        B+        1,000                 950,000
  Metrocall, Inc.,
   Sr Sub Note 09-15-08 ..................................................   11.000       CCC+       5,000               3,750,000
  Metromedia Fiber Network, Inc.,
   Sr Note (United States) 12-15-09 (E) ..................................   10.000        B+        1,900               1,675,112
   Sr Note 11-15-08 ......................................................   10.000        B+          900                 857,250
  MetroNet Communications Corp.,
   Sr Discount Note, Step Coupon (10.75%, 11-01-02)
     (Canada) 11-01-07 (A) (Y) ...........................................     Zero       BBB        4,400               3,559,688
   Sr Note (Canada) 08-15-07 (Y) .........................................   12.000       BBB        4,000               4,500,000
  Microcell Telecommunications, Inc.,
   Sr Disc Note Ser B, Step Coupon (11.125%, 10-15-02)
     (Canada) 10-15-07 # .................................................     Zero        B-        2,500               1,160,655
  Nextel Communications, Inc.,
   Sr Disc Note, Step Coupon (9.95%, 02-15-03) 02-15-08 (A) ..............     Zero        B         8,875               6,123,750
  Nextel Partners, Inc.,
   Sr Note 03-15-10 (R) ..................................................   11.000       CCC+       1,300               1,254,500
   Sr Disc Note, Step Coupon (14.00%, 02-01-04) 02-01-09 (A) .............     Zero       CCC+       1,790               1,163,500
  NEXTLINK Communications, Inc.,
   Sr Disc Note, Step Coupon (9.45%, 04-15-03) 04-15-08 ..................     Zero        B         4,000               2,400,000
   Sr Disc Note, Step Coupon (12.125%, 12-01-04) 12-01-09 (R) ............     Zero        B         2,900               1,566,000
   Sr Note 11-15-08 ......................................................   10.750        B         4,500               4,286,250
  NorthEast Optic Network, Inc.,
   Sr Note 08-15-08 ......................................................   12.750        B-        2,250               2,115,000
  NTL Communications Corp.,
   Sr Note Ser B 10-01-08 ................................................   11.500        B-        6,300               6,331,500
   Sr Note Ser B, Step Coupon (12.375%, 10-01-03) 10-01-08 (A) ...........     Zero        B-        8,500               5,440,000
  Nuevo Grupo Iusacell S.A.,
   Sr Note (Mexico) 12-01-06 (R) (Y) .....................................   14.250        B+        1,400               1,400,000
  Occidente Y Caribe Celular S.A.,
   Sr Disc Note Ser B, Step Coupon (14.00%, 03-15-01)
     (Colombia) 03-15-04 (A) (Y) .........................................     Zero        B         4,000               2,080,000
  Omnipoint Corp.,
   Sr Note 09-15-09 (R) ..................................................   11.500       CCC+       2,100               2,205,000
  ONO Finance Plc,
   Sr Note (United Kingdom) 05-01-09 (E) .................................   13.000       CCC+       2,950               2,752,202
   Sr Note (United Kingdom) 05-01-09 (Y) .................................   13.000       CCC+       1,500               1,492,500
  Orion Network Systems,
   Sr Note 01-15-07 ......................................................   11.250        B+        5,000               3,400,000
  Primus Telecommunications Group, Inc.,
   Sr Note 10-15-09 ......................................................   12.750        B-        5,500               4,675,000
  Qwest Communications International, Inc.,
   Sr Note Ser B 04-01-07 ................................................   10.875       BB+        2,867               3,067,547

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Strategic Income Fund

                                                                                                   PAR VALUE
                                                                            INTEREST     CREDIT      (000s                MARKET
ISSUER, DESCRIPTION                                                           RATE       RATING*    OMITTED)               VALUE
-------------------                                                           ----       -------    --------               -----
Telecommunications (continued)
  RCN Corp.,
   Sr Disc Note, Step Coupon (11.125%, 10-15-02) 10-15-07 (A) ............     Zero        B-       $6,800              $3,944,000
  Spectrasite Holdings, Inc.,
   Sr Disc Note, Step Coupon (11.25%, 04-15-04) 04-15-09 (A) .............     Zero        B-        1,600                 864,000
  Tele 1 Europe B.V.,
   Sr Note (Netherlands) 12-01-09 (E) (R) ................................   11.875%       B-        3,800               3,421,128
  Telecomunicaciones de Puerto Rico,
   Sr Note 05-15-02 ......................................................    6.150       BBB        1,000                 956,840
  Telecorp PCS, Inc.,
   Sr Sub Disc Note, Step Coupon (11.625%, 04-15-04)
     04-15-09 (A) ........................................................     Zero        B3        4,710               3,085,050
  Telewest Communication Plc,
   Sr Disc Note, Step Coupon (9.25%, 04-15-04)
     (United Kingdom) 04-15-09 (A) (Y) ...................................     Zero        B+        3,400               2,773,756
   Sr Note (United Kingdom) 02-01-10 (R) # ...............................    9.875        B+        2,900               4,123,959
  Teligent, Inc.,
   Sr Note 12-01-07 ......................................................   11.500       CCC        5,000               3,850,000
  Time Warner Telecom LLC,
   Sr Note 07-15-08 ......................................................    9.750        B         1,250               1,162,500
  Tritel PCS, Inc.,
   Sr Disc Note, Step Coupon (12.75%, 05-15-04) 05-15-09 (A) .............     Zero        B3        2,600               1,729,000
  United Pan-Europe Communications N.V.,
   Sr Disc Note, Step Coupon (13.375%, 11-01-04)
     (Netherlands) 11-01-09 (E) (R) ......................................     Zero        B-        5,900               2,532,026
   Sr Note (Netherlands) 11-01-07 (E) (R) ................................   10.875        B-        3,900               3,056,344
   Sr Note (Netherlands) 11-01-09 (E) (R) ................................   11.250        B-        3,400               2,696,225
  VersaTel Telecom International N.V.,
   Sr Note (Netherlands) 05-15-08 (Y) ....................................   13.250        B-        2,400               2,328,000
   Sr Note Ser EU (Netherlands) 07-15-09 (E) .............................   11.875        B-        2,900               2,502,638
  Viatel, Inc.,
   Sr Note Ser B (United States) 03-15-09 (E) ............................   11.500        B-        2,000               1,604,674
   Sr Note 04-15-08 ......................................................   11.250        B-        5,250               4,095,000
  Williams Communications Group, Inc.,
   Sr Note 10-01-09 ......................................................   10.875       BB-        7,600               7,600,000
  Winstar Communications, Inc.,
   Sr Note 04-15-08 (R) ..................................................   12.500        B-        4,700               4,371,000
  World Access, Inc.,
   Sr Note 01-15-08 ......................................................   13.250        B-        4,350               3,893,250
  Worldwide Fiber, Inc.,
   Sr Note (Canada) 12-15-05 (Y) .........................................   12.500        B+        3,750               3,731,250
                                                                                                                    --------------
                                                                                                                       223,173,682
                                                                                                                    --------------
Telecommunications/Internet Service Providers (0.51%)
  Verio, Inc.,
   Sr Note 12-01-08 ......................................................   11.250        B-        5,100               5,673,750
                                                                                                                    --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Strategic Income Fund

                                                                                                   PAR VALUE
                                                                            INTEREST     CREDIT      (000s                MARKET
ISSUER, DESCRIPTION                                                           RATE       RATING*    OMITTED)               VALUE
-------------------                                                           ----       -------    --------               -----
Transportation(0.64%)
  Fine Air Services, Corp.,
   Sr Note 06-01-08 ......................................................    9.875%       CC       $3,900              $3,081,000
  North American Van Lines, Inc.,
   Sr Sub Note 12-01-09 (R) ..............................................   13.375        B-        3,300               3,102,000
  Pacific & Atlantic Holdings, Inc.,
   Sr Sec Note 12-31-07 (R) ..............................................   10.500        CC        1,172                 914,063
                                                                                                                    --------------
                                                                                                                         7,097,063
                                                                                                                    --------------
Utilities (2.40%)
  Calpine Corp.,
   Sr Note 04-01-08 ......................................................    7.875       BB+        2,000               1,840,000
   Sr Note 04-15-09 ......................................................    7.750       BB+        2,400               2,198,400
  Connecticut Light & Power Co.,
   Sec Note 06-05-03 (R) .................................................    8.590       BBB-       2,300               2,270,284
  Midland Funding Corp. I,
   Deb 07-23-02 ..........................................................   10.330       BBB-       4,726               4,816,393
  Midland Funding Corp. II,
   Deb Ser A 07-23-05 ....................................................   11.750        BB        4,250               4,558,677
   Deb Ser B 07-23-06 ....................................................   13.250        BB        5,600               6,514,256
  Monterrey Power S.A. de C.V.,
   Sr Sec Bond (Mexico) 11-15-09 (R) (Y) .................................    9.625       BB+        2,900               2,523,000
  Niagara Mohawk Power Corp.,
   Sec Fac Bond  01-01-18 ................................................    8.770       BBB        1,910               1,970,873
                                                                                                                    --------------
                                                                                                                        26,691,883
                                                                                                                    --------------

                                                                                  TOTAL BONDS
                                                                        (Cost $1,063,431,566)      (87.57%)            972,991,264
                                                                                                  --------             -----------

                                                                                                NUMBER OF
                                                                                                 SHARES
                                                                                               OR WARRANTS
                                                                                               -----------
COMMON AND PREFERRED STOCKS AND WARRANTS
  Adelphia Business Solutions, Inc., Ser B, 12.875%, Preferred Stock .....................           3,985               3,626,350
  Advanced Radio Telecom Corp., Common Stock ** ..........................................          80,940                 829,635
  Allegiance Telecom Inc., Warrant ** ....................................................           3,500                 280,000
  American Telecasting, Inc., Warrant ** .................................................           4,000                      40
  COLT Telecom Plc, Warrant (United Kingdom) (R) ** ......................................           5,000               4,250,000
  Comunicacion Celular S.A., Warrant (Colombia) ** .......................................           5,000                       5
  Contour Energy Co., $2.625, Conv Preferred Stock .......................................          40,000                 205,000
  Core Cap, Inc. (Class A), Common Stock (r) .............................................          45,000                 738,000
  Core Cap, Inc., Ser A/I, 10.00%, Preferred Stock (r) ...................................          45,000               1,068,300
  Credit Lyonnais Capital S.C.A., American Depositary Receipt (ADR),
   9.50%, Ser DTC, Preferred Stock (France) (R) ..........................................         100,000               2,350,000
  Decorative Home Accents, Inc., Common Stock ** .........................................           1,000                       1
  DIVA Systems Corp., Warrant ** .........................................................          18,000                  36,000
  EarthWatch, Inc., 12.00%, Ser C, Conv Preferred Stock (R) ..............................          89,836                 718,688

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Strategic Income Fund

                                                                                                NUMBER OF
                                                                                                  SHARES                   MARKET
ISSUER, DESCRIPTION                                                                            OR WARRANTS                  VALUE
-------------------                                                                            -----------                  -----
COMMON AND PREFERRED STOCKS AND WARRANTS (continued)
  Granite Broadcasting Corp., 12.75%, Preferred Stock ....................................           5,793              $5,213,700
  ICG Holdings, Inc., 14.00%, Preferred Stock ............................................           3,029               2,423,200
  Intermedia Communications, Inc., Common Stock ** .......................................          30,000                 750,000
  International Wireless Communications Holdings, Inc., Common Stock .....................         145,034                 270,024
  Ionica Plc, Warrant (United Kingdom) (R) # ** ..........................................           8,500                      85
  Key Energy Services, Inc., Common Stock ** .............................................          72,448                 787,872
  KLM Royal Dutch Airlines, N.V. ADR Common Stock (Netherlands) ..........................          19,930                 433,478
  Loral Space & Communications Ltd., Warrant ** ..........................................           5,000                  50,000
  McCaw International Ltd., Warrant ** ...................................................           7,000                  17,500
  MetroNet Communications Corp., Warrant (Canada) (R) ** .................................           2,250                 281,250
  Motient Corp., Warrant  (R) ** .........................................................           3,000                  75,000
  Nextel Communications, Inc. (Class A), Common Stock ** .................................          12,394               1,147,994
  Nextel Communications, Inc., 11.125%, Ser E, Preferred Stock ...........................           2,135               1,985,550
  Nextel Communications, Inc., 13.00%,  Ser D, Preferred Stock ...........................           2,832               2,973,600
  NEXTLINK Communications Inc., 14.00%,, Preferred Stock .................................         132,335               6,352,080
  Northeast Utilities, Common Stock ** ...................................................          75,000               1,659,375
  Northwest Airlines Corp., Common Stock .................................................         150,000               4,265,625
  NTL Inc., 13.00%, Ser B, Preferred Stock ...............................................           5,683               5,683,000
  Occidente y Caribe Celular S.A., Warrant  (R) ** .......................................          16,000                 240,000
  ONO Finance Plc, Warrant (United Kingdom) (R) (Y) ** ...................................           1,500                 150,000
  ONO Finance Plc, Warrant (United Kingdom) (R) (E) ** ...................................           2,950                 275,220
  Pacific & Atlantic Holdings, Inc., 7.50%, Ser A, Cum Conv Preferred Stock ** ...........          70,313                 492,191
  PG&E Corp., Common Stock ...............................................................          25,622                 664,571
  Powertel, Inc., Warrant ** .............................................................           2,880                  23,040
  PRIMEDIA Inc., 8.625%, Ser H, Preferred Stock ..........................................          25,000               2,125,000
  Qantas Airways Ltd., ADR (Australia) Common Stock ......................................          13,800                 255,081
  RCN Corp., Common Stock ** .............................................................          40,000                 922,500
  Renaissance Cosmetics, Warrant ** ......................................................           4,000                       4
  Rural Cellular Corp., 11.375% Ser B, Preferred Stock ...................................           2,187               2,033,910
  SpinCycle, Inc., Warrant (R) ...........................................................           3,625                      36
  TLC Beatrice International Holdings (Class A), Common Stock (r)  ** ....................          20,000                 175,800
  Versatel Telecom International NV, ADR (Netherlands) Common Stock ** ...................          32,002               1,094,068
  Viatel, Inc., Common Stock ** ..........................................................           6,068                 151,321
  World Access, Inc., Common Stock ** ....................................................          13,668                 143,514
                                                                                                                       -----------
                                            TOTAL COMMON AND PREFERRED STOCKS AND WARRANTS
                                                                        (Cost $57,777,923)          (5.15%)             57,217,608
                                                                                                  --------             -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Strategic Income Fund

                                                                                                 PAR VALUE
                                                                                     INTEREST       (000s                MARKET
ISSUER, DESCRIPTION                                                                    RATE       OMITTED)                VALUE
-------------------                                                                    ----       --------                -----
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (4.30%)
  Investment in a joint repurchase agreement transaction with SBC Warburg, Inc. -
   Dated 05-31-00, due 06-01-00 (Secured by U.S.  Treasury Bonds, 5.500%
   thru 10.750%, due 02-15-03 thru 08-15-28) - Note A.............................     6.370%      $47,760             $47,760,000
                                                                                                                    --------------

Corporate Savings Account (0.00%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 5.20%.............................................................                                             829
                                                                                                                    --------------
                                                                 TOTAL SHORT-TERM INVESTMENTS       (4.30%)             47,760,829
                                                                                                  --------          --------------
                                                                            TOTAL INVESTMENTS      (97.02%)          1,077,969,701
                                                                                                  --------          --------------
                                                            OTHER ASSETS AND LIABILITIES, NET       (2.98%)             33,148,494
                                                                                                  --------          --------------
                                                                             TOTAL NET ASSETS     (100.00%)         $1,111,118,195
                                                                                                  ========          ==============

* Credit ratings are unaudited and rated by Moody's Investor Services or John Hancock Advisers, Inc. where Standard & Poor's ratings are not available.

**  Non-income producing security.

*** Represents rate in effect on May 31, 2000.

# Par value of foreign bonds or warrants is expressed in local currency, as shown parenthetically in security description.

(A) Cash interest will be paid on this obligation at the stated rate beginning on the stated date.

(B) Non-income producing issuer, filed for protection under the Federal Bankruptcy Code or is in default on interest payment.

(E) Parenthetical disclosure of a country in the security description represents country of issuer; however, security is euro denominated.

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $91,570,559 or 8.24% of the Fund's net assets as of May 31, 2000.

(Y) Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer; however, security is U. S. dollar denominated.

(r) Direct placement securities are restricted as to resale. They have been valued at fair value by the Trustees after considerations of restrictions as to resale, financial condition and prospects of the issuer, general market conditions and pertinent information in accordance with the Fund's By-Laws and the Investment Company Act of 1940, as amended. The Fund has limited rights to registration under the Securities Act of 1933 with respect to these restricted securities.

    Additional information on each restricted security is as follows:

                                                                                                   MARKET
                                                                                                 VALUE AS A
                                                                                                 PERCENTAGE     MARKET
                                                                     ACQUISITION   ACQUISITION    OF FUND'S   VALUE AS OF
    ISSUER, DESCRIPTION                                                  DATE         COST       NET ASSETS   MAY 31, 2000
    -------------------                                                  ----         ----       ----------   ------------

    Core Cap, Inc. (Class A), Common Stock.........................    10-31-97     $900,000        0.07%        $738,000
    Core Cap, Inc., Ser A/I, 10%, Preferred Stock..................    10-31-97    1,125,000        0.10        1,068,300
    TLC Beatrice International Holdings (Class A), Common Stock ...    11-25-87      166,000        0.02          175,800

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Strategic Income Fund

Portfolio Concentration (Unaudited)
--------------------------------------------------------------------------------

The Strategic Income Fund invests primarily in securities issued in the United States of America. The performance of this Fund is closely tied to the economic and financial conditions within the countries in which it invests. The concentration of investments by industry category for individual securities held by the Fund is shown in the schedule of investments.

In addition, the concentration of investments can be aggregated by various countries. The table below shows the percentages of the Fund's investments at May 31, 2000 assigned to country categories.

                                                                   MARKET VALUE
                                                                 AS A PERCENTAGE
                                                                     OF FUND'S
COUNTRY DIVERSIFICATION                                             NET ASSETS
-----------------------                                             ----------
   Argentina...................................................        0.40%
   Australia...................................................        0.98
   Bahamas.....................................................        0.15
   Brazil......................................................        0.05
   Canada......................................................        7.97
   Channel Islands.............................................        0.42
   Colombia....................................................        0.48
   Costa Rica..................................................        0.06
   France......................................................        0.39
   Luxembourg..................................................        0.21
   Mexico......................................................        0.98
   Netherlands.................................................        2.74
   Panama......................................................        0.11
   United Kingdom..............................................        4.84
   United States...............................................       77.24
                                                                     ------
                                              TOTAL INVESTMENTS       97.02%
                                                                     ======

Additionally, the concentration of investments can be aggregated by the quality rating for each debt security.

                                                                  MARKET VALUE
                                                                 AS A PERCENTAGE
                                                                    OF FUND'S
QUALITY DISTRIBUTION                                               NET ASSETS
--------------------                                               ----------
   AAA........................................................       43.48%
   A..........................................................        0.42
   BBB........................................................        2.23
   BB.........................................................        7.51
   B..........................................................       29.19
   CCC........................................................        3.76
   CC.........................................................        0.76
   D..........................................................        0.22
                                                                    ------
                                                   TOTAL BONDS       87.57%
                                                                    ======

                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                   John Hancock Funds - Strategic Income Fund

NOTE A -
ACCOUNTING POLICIES

John Hancock Strategic Income Fund (the "Fund") is a diversified series of John Hancock Strategic Series Trust, an open-end management investment company, registered under the Investment Company Act of 1940. The investment objective of the Fund is a high level of current income.

   The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

   Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below. The Fund may invest in indexed securities, whose value is linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $35,560,535 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. To the extent such carryforwards are used by the Fund, no capital gain distributions will be made. The carryforwards expire as follows: May 31, 2001 -- $3,127,414, May 31, 2002 -- $2,774,082, May 31, 2003 --
$20,212,296, May 31, 2004 -- $267,008, May 31, 2006 -- $1,008,800, May 31, 2007
-- $1,503,470 and May 31, 2008 -- $6,667,465. Availability of a certain amount of these loss carryforwards which were acquired on October 22, 1999 in a merger with John Hancock Short-Term Strategic Income Fund, may be limited in a given year. Additionally, net currency losses of $2,652,541 and net capital losses of $5,993,244 attributable to transactions incurred after October 31, 1999 are treated as arising on the first day (June 1, 2000) of the Fund's next taxable year.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Interest income on investment securities is recorded on the accrual basis. The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or

==========================NOTES TO FINANCIAL STATEMENTS=========================

                   John Hancock Funds - Strategic Income Fund

a portion of interest has become doubtful. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

   The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities from either the date of issuance or the date of purchase over the life of the security, as required by the Internal Revenue Code.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement that enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity for the year ended May 31, 2000.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

   These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio

==========================NOTES TO FINANCIAL STATEMENTS=========================

                   John Hancock Funds - Strategic Income Fund

transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transaction.

   At May 31, 2000, open forward foreign currency exchange contracts were as follows:

                                                                 UNREALIZED
                       PRINCIPAL AMOUNT       EXPIRATION        APPRECIATION/
CURRENCY              COVERED BY CONTRACT        MONTH          (DEPRECIATION)
--------              -------------------        -----          --------------
BUYS
British Pound Sterling    10,534,636            June 00           ($408,741)
British Pound Sterling     6,171,293             Aug 00            (398,682)
                                                                 ----------
                                                                  ($807,423)
                                                                 ==========
SELLS
British Pound Sterling    29,280,036            June 00          $2,465,333
British Pound Sterling     9,211,847            July 00             845,439
British Pound Sterling    21,841,228             Aug 00           1,299,174
British Pound Sterling     5,078,302            Sept 00              34,635
British Pound Sterling     3,336,448             Nov 00             (41,127)
                                                                 ----------
                                                                 $4,603,454
                                                                 ==========

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts for speculative purposes and/or to hedge against the effects of fluctuations in interest rates, currency exchange rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price on the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," will be recorded by the Fund as unrealized gains or losses.

   When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

   For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

   At May 31, 2000, there were no open positions in financial futures contracts.

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS WITH
AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of: (a) 0.60% of the first $100,000,000 of the Fund's average daily net asset value, (b) 0.45% of the next $150,000,000, (c) 0.40% of the next $250,000,000, (d) 0.35% of the next $150,000,000 and (e) 0.30%
of the Fund's average daily net asset value in excess of $650,000,000.

   The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the year ended May 31, 2000, up-front sales charges received with regard to sales of Class A shares amounted to $1,143,194. Out of this amount, $106,366 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $454,635 was paid as sales commissions to unrelated broker-dealers and $582,193 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                   John Hancock Funds - Strategic Income Fund

   Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the year ended May 31, 2000, contingent deferred sales charges paid to JH Funds amounted to $2,047,775.

   Effective May 1, 2000, all Class C retail purchases are assessed a 1.00% up-front sales charge. For the year ended May 31, 2000, up-front sales charges received with regard to sales of Class C shares amounted to $16,316. Out of this amount, $15,834 was paid as sales commissions to unrelated broker-dealers and $482 was paid as sales commissions to sales personnel of Signator Investors. Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class C shares. For the year ended May 31, 2000, contingent deferred sales charges paid to JH Funds amounted to $31,363.

   In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

   The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

   The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

   Mr. Stephen L. Brown, Ms. Maureen R. Ford and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund will make investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the year ended May 31, 2000, aggregated $294,513,329 and $454,836,095, respectively.
Purchases and proceeds from sales of obligations of the U.S. government and its agencies aggregated $107,222,586 and $25,843,754, respectively, during the year ended May 31, 2000.

   The cost of investments owned at May 31, 2000 (excluding the corporate savings account) for federal income tax purposes was $1,154,772,897. Gross unrealized appreciation and depreciation of investments aggregated $18,070,381 and $94,874,406, respectively, resulting in net unrealized depreciation of $76,804,025.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                   John Hancock Funds - Strategic Income Fund

NOTE D -
RECLASSIFICATION OF CAPITAL ACCOUNTS

During the year ended May 31, 2000, the Fund has reclassified amounts to reflect an increase in accumulated net realized loss on investments of $1,405,417, a decrease in undistributed net investment income of $231,689 and an increase in capital paid-in of $1,637,106. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of May 31, 2000. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of foreign currency gains and losses in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles.

NOTE E -
REORGANIZATIONS

On February 10, 1999, the shareholders of John Hancock World Bond Fund ("World Bond Fund") approved a plan of reorganization between World Bond Fund and the Fund providing for the transfer of substantially all of the assets and liabilities of World Bond Fund to the Fund in exchange solely for Class A and Class B shares of the Fund. The acquisition was accounted for as a tax-free exchange of 2,798,003 Class A shares and 1,568,516 Class B shares of the Fund for the net assets of World Bond Fund, which amounted to $21,151,500 and $11,857,194 for Class A and Class B shares, respectively, including $263,975 of unrealized depreciation, after the close of business on February 19, 1999.

   On October 13, 1999, the shareholders of John Hancock Short-Term Strategic Income Fund ("Short-Term Strategic Income Fund") approved a plan of reorganization between Short-Term Strategic Income Fund and the Fund providing for the transfer of substantially all of the assets and liabilities of Short-Term Strategic Income Fund to the Fund in exchange solely for Class A, Class B and Class C shares of the Fund. The acquisition was accounted for as a tax free exchange of 5,170,719 Class A shares, 1,722,175 Class B shares and 8,131 Class C shares of the Fund for the net assets of Short-Term Strategic Income Fund, which amounted to $37,103,528, $12,357,813 and $58,348 for Class A, Class B and Class C shares, respectively, including $1,324,120 of unrealized depreciation, after the close of business on October 22, 1999.

================================================================================

                   John Hancock Funds - Strategic Income Fund

REPORT OF INDEPENDENT AUDITORS
To the Shareholders and Board of Trustees of John Hancock Strategic Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments (except for Moody's and Standard & Poor's ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Strategic Income Fund (the "Fund") at May 31, 2000, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at May 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
July 5, 2000


TAX INFORMATION NOTICE (UNAUDITED)
For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund for its fiscal year ended May 31, 2000.

   Shareholders will be mailed a 2000 U.S. Treasury Department Form 1099-DIV in January of 2001. This will reflect the tax character of all distributions for calendar year 2000.

   With respect to the Fund's ordinary taxable income for the fiscal year ended May 31, 2000, 6.26% of the distributions qualify for the dividends received deduction available to corporations.

======================================NOTES=====================================

                   John Hancock Funds - Strategic Income Fund

======================================NOTES=====================================

                   John Hancock Funds - Strategic Income Fund

================================================================================

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--------------------------------------------------------------------------------
   This report is for the information of shareholders of the John Hancock Strategic Income Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

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